UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2015

AUDIOEYE, INC.

DELAWARE	333-177463	20-2939845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5210 E. Williams Circle, Suite 500

Tucson, Arizona 85711

(Address of principal executive offices)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

On May 19, 2015, AudioEye, Inc. issued a press release with respect to the filing with the Securities and Exchange Commission of amended Quarterly Reports on Form 10-Q/A for the periods ended March 31, 2014, June 30, 2014, and September 30, 2014 in connection with restatements of its financial statements for those interim periods as previously announced on April 1, 2015.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibit 99.1          Press Release dated May 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2015	AUDIOEYE, INC.

	By:	/s/ SEAN BRADLEY
Sean Bradley, President

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated May 19, 2015.